UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2018
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 23, 2018, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s third quarter results for the financial period ended September 30, 2018. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

The Company is announcing that yesterday it notified its dealers of a voluntary safety recall for a hydraulic clutch assembly on all model year 2017 and 2018 Touring, Trike and CVO Touring models and certain 2017 Softail models (the "Recall"). The Recall includes approximately 238,300 motorcycles globally. The Company estimates the total cost of the Recall to the Company to be approximately $35 million, which will be charged to the fourth quarter of 2018.

Forward-Looking Statements

The statement regarding the likely financial impact of the Recall constitutes a “forward-looking statement” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statement is subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this Form 8-K. One factor that might cause such a difference is the recall completion rate. Other factors that might cause such a difference are described in risk factors that the Company has disclosed in its most recent annual report and in other documents previously filed with the Securities and Exchange Commission. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statement and cautioned not to place undue reliance on such forward-looking statement. The forward-looking statement included in this Form 8-K is made only as of the date of this Form 8-K, and the Company disclaims any obligation to publicly update such forward-looking statement to reflect subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

    (99.1) Press Release of Harley-Davidson, Inc., dated October 23, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: October 23, 2018	By:	/s/ Paul J. Krause
Paul J. Krause
Assistant Secretary

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